DONEGAL MUTUAL INSURANCE COMPANY
                                   401(k) PLAN


                                                                      EXHIBIT 99

                           Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002

     Each of the undersigned hereby certifies, for the purposes of Section 1350 of Chapter 63 of title 18 of the United States Code, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as a trustee of the Donegal Mutual Insurance Company 401(k) Plan (the "Plan"), that, to his knowledge:

     1. The Plan's Form 11-K Annual Report for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

Date:  June 27, 2003                    /s/ Donald H. Nikolaus
                                        -------------------------------------
                                        Donald H. Nikolaus, Trustee


Date:  June 27, 2003                    /s/ Ralph G. Spontak
                                        -------------------------------------
                                        Ralph G. Spontak, Trustee


Date:  June 27, 2003                    /s/ Daniel J. Wagner
                                        -------------------------------------
                                        Daniel J. Wagner, Trustee



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                        DONEGAL MUTUAL INSURANCE COMPANY
                                   401(k) PLAN

     A signed original of this written statement pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.